UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2022

NGM Biopharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38853	26-1679911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Oyster Point Boulevard South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

(650) 243-5555

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NGM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 18, 2022, NGM Biopharmaceuticals, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”). The following is a brief description of each matter voted on at the Annual Meeting, as well as the votes cast with respect to each matter, and if applicable, the number of abstentions and broker non-votes with respect to each matter. A more complete description of each matter can be found in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 6, 2022.

1.	Election of Directors

Director Name	Votes For	Votes Withheld	Broker Non-Votes
David V. Goeddel, Ph.D.	53,943,473	10,333,414	6,215,944
Suzanne Sawochka Hooper	55,578,629	8,698,258	6,215,944
David J. Woodhouse, Ph.D.	54,839,003	9,437,884	6,215,944

The Class III director nominees were elected to hold office until the Company’s 2025 annual meeting of stockholders and until their successors are duly elected and qualified.

2.	Advisory Vote on Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,944,032	15,300,203	32,652	6,215,944

The stockholders of the Company approved, on an advisory basis, the compensation of the Company’s named executive officers.

3.	Advisory Vote on the Frequency of Solicitation of Advisory Stockholder Approval of Executive Compensation

One Year	Two Years	Three Years	Abstentions
60,967,819	1,529	3,302,480	5,059

The stockholders of the Company expressed their preference, on an advisory basis, to have a non-binding vote on the compensation of the Company’s named executive officers every year.

4.	Ratification of Selection of Independent Registered Public Accounting Firm

Firm	Votes For	Votes Against	Abstentions
Ernst & Young LLP	70,462,410	29,817	604

The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGM Biopharmaceuticals, Inc.

Dated: May 24, 2022	By:	/s/ Valerie Pierce
Valerie Pierce
Secretary, Senior Vice President, General Counsel and Chief Compliance Officer